SUPPLEMENT DATED MAY 1, 2025
To the Prospectus dated May 1, 2019, as amended, for
NYLIAC Corporate Executive Accumulator Variable Universal Life (“CEAVUL”)
INVESTING IN
NYLIAC Corporate Sponsored Variable Universal Life Separate Account−I
This supplement amends the prospectus you received, as amended, (the “Prospectus”) for the variable universal life policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.
The purpose of this supplement is to note the re-opening, hard closing, and addition of certain Eligible Portfolios listed in the Prospectus. Keeping this purpose in mind, please note the following changes:
I: Re-Opening of Eligible Portfolio
Commencing May 1, 2025, premiums and transfers will now be accepted into Fidelity® VIP Growth Portfolio–Initial
Class, which had previously been closed to such allocations and transfers.
II: Hard Close and Deletion of Eligible Portfolios
Premiums or transfers will no longer be accepted into the following Investment Divisions:
●
Fidelity® VIP Real Estate Portfolio–Initial Class
●
Western Asset Long Credit VIT Portfolio–Class I
These Eligible Portfolios will be deleted from the table in the Funds and Eligible Portfolios section in the Prospectus as of May 1, 2025. Policyowners who remove any Cash Value allocations from these Investment Divisions will not be permitted to reinvest in these Investment Divisions.
The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue
New York, New York 10010